GENERAL INFORMATION	6 Months Ended
Jun. 30, 2020
General Information
GENERAL INFORMATION	GENERAL INFORMATION
VEON Ltd. (“VEON”, the “Company” and together with its consolidated subsidiaries, the “Group” or “we”) was incorporated in Bermuda on June 5, 2009. The registered office of VEON is Victoria Place, 31 Victoria Street, Hamilton HM 10, Bermuda. VEON’s headquarters and the principal place of business is located at Claude Debussylaan 88, 1082 MD Amsterdam, the Netherlands.
VEON generates revenue from the provision of voice, data and other telecommunication services through a range of mobile and fixed-line technologies, as well as selling equipment and accessories.
The interim condensed consolidated financial statements are presented in United States dollars (“U.S. dollar” or “US$”). In these notes, U.S. dollar amounts are presented in millions, except for share and per share (or American Depository Shares (“ADS”)) amounts and as otherwise indicated.
VEON’s ADSs are listed on the NASDAQ Global Select Market (“NASDAQ”) and VEON’s common shares are listed on Euronext Amsterdam, the regulated market of Euronext Amsterdam N.V. (“Euronext Amsterdam”).

Major developments during the six-month period ended June 30, 2020
Financing activities
In June 2020, VEON Holdings B.V. entered into a new RUB bilateral term loan agreement with Sberbank for a total amount of RUB100 billion (US$1,450), subsequently utilizing an amount of RUB87.5 billion (US$1,281). The proceeds were used to prepay outstanding amounts under a previous Sberbank term facilities agreement. For further details please refer to Note 7.
In April 2020, VEON Holdings B.V. established a Global Medium Term Note program for the issuance of bonds in multiple currencies, with a limit equivalent to US$6,500. In June 2020, VEON Holdings B.V. executed a drawdown of RUB20 billion (US$288) senior unsecured notes under the program. For further details please refer to Note 7.
Coronavirus outbreak
On March 11, 2020, the World Health Organization declared the novel strain of coronavirus (COVID-19) a global pandemic and recommended containment and mitigation measures worldwide.
The second quarter saw the full impact on our operations of the lockdowns imposed across our markets in response to the COVID-19 pandemic. This resulted in material disruption to our retail operations following store closures, which impacted gross connections and airtime sales. Restrictions on travel resulted in a significant decline in roaming revenues and the loss of migrant customers from our subscriber base, particularly in Russia.
Conversely, demand for our data services remained strong during the quarter, enabling us to continue to grow our data revenues at a double-digit pace. We also experienced a continued shift in data traffic from mobile to fixed networks as lockdowns encouraged home working and schooling alongside a greater use of devices through our domestic broadband services.
Furthermore, an increase in demand for hard currencies has resulted in the devaluation of exchange rates in the countries in which VEON operates. As such, in the first half of 2020, the book value of assets and liabilities of our foreign operations, in U.S. dollar terms, has decreased significantly, with a corresponding loss of US$486 recorded against the foreign currency translation reserve in the Statement of Comprehensive Income.
Our management has taken appropriate measures to keep our personnel safe and secure. As of the date of these financial statements, we have not observed any particular material adverse impacts to our business, financial condition, and results of operations, other than as described above, and the group liquidity is sufficient to fund the business operations for at least another 12 months.